                                  SCHEDULE 14A
                                 (RULE 14A- 101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant     [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                               GLASSMASTER COMPANY
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                               GLASSMASTER COMPANY
                                  P.O. BOX 788
                               LEXINGTON, SC 29071
                                 (803) 359-2594

                    Notice of Annual Meeting of Stockholders
                                January 18, 2002

         The Annual Meeting of Stockholders (the "Annual Meeting") of Glassmaster Company (the "Company") will be held at the Company's principal executive offices, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 18, 2002, at 10:00 a.m. Eastern Standard Time, for the following purposes:

         1. to elect two (2) directors to serve three year terms to end in conjunction with the Company's Annual Meeting of Stockholders to be held following the close of its fiscal year ending August 31, 2004, or when their successors have been duly elected and qualified;

         2. to consider and vote upon the ratification of the appointment of Brittingham, Dial & Jeffcoat as independent auditors for the Company's fiscal year ending August 31, 2002; and

         3. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on December 3, 2001, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from December 28, 2001, through the Annual Meeting and at the Annual Meeting.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         Steven R. Menchinger
                                         Secretary

Lexington, South Carolina
December 28, 2001

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                 PROXY STATEMENT
                               GLASSMASTER COMPANY


                             SOLICITATION OF PROXIES

         The accompanying Proxy is solicited on behalf of the Board of Directors of Glassmaster Company (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, January 18, 2002, at 10:00 a.m. Eastern Standard Time, or any adjournment thereof, at the Company's principal executive offices, 126 Glassmaster Road, Lexington, South Carolina. The approximate date on which proxy materials are first being sent to stockholders is December 28, 2001.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telegraph, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

         Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. Shares of Common Stock par value $.03 per share ("Common Stock") represented by the accompanying proxy card will be voted if the proxy card is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy card will not affect a stockholder's right to attend the Annual Meeting and vote in person.

         Proxies so given may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy card, proxies will be voted in accordance with the recommendations of the Board of Directors.

                                  ANNUAL REPORT

         The Annual Report to stockholders covering operations of the Company for the fiscal year ended August 31, 2001, including financial statements, is enclosed herewith. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, GLASSMASTER COMPANY, P.O. BOX 788, LEXINGTON, SOUTH CAROLINA 29071.


                  OUTSTANDING VOTING SECURITIES AND RECORD DATE

         Only stockholders of record at the close of business on December 3, 2001 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on December 3, 2001, there were 1,630,696 outstanding shares of Common Stock entitled to be voted at the meeting.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth as of October 31, 2001, the Company's best knowledge of the amount of Common Stock beneficially owned and the percentage of Common Stock so owned with respect to: (a) the persons or groups known to the Company to be the beneficial owner of more than five percent of the Common Stock of the Company; (b) certain executive officers of the Company; (c) each director of the Company; and (d) all executive officers and directors of the Company as a group.


             Name                              Number of    Percent
      of Beneficial Owner                        Shares     of Class
      -------------------                      ---------    --------

      M. L. Chavis                             196,439       12.0% (1)
      Director and Vice-President

      Benjamin T. Hardesty                      11,273        *
      Director

      H. D. Harrelson                           22,602        1.4% (2)
      Director

      James D. Harrelson, Jr.                   43,000        2.6%
      Director

      James F. Kane                             26,333        1.6% (3)
      Director

      Steven R. Menchinger                        7,601       *    (4)
      Treasurer, Controller and Secretary

             Name                              Number of    Percent
      of Beneficial Owner                       Shares      of Class
      -------------------                      ---------    --------

      Neil A. McLeod                             12,104        *    (5)
      Vice President

      Stephen W. Trewhella, Jr.                  71,145        4.4% (6)
      Director, President and Chief
      Operating Officer

      Harold M. Trewhella                        90,000        5.5% (7)
      Director

      Raymond M. Trewhella                       87,594        5.4% (8)
      Director, Chairman of the Board
      and Chief Executive Officer

      Stephen W. Trewhella                      413,822       25.2% (9)
      Director

      All Directors and Officers as a           981,913       60.0%
        group (eleven persons)

      ------------------
      * Less than one percent.



(1) Includes 5,608 shares owned directly by Mr. Chavis' wife as to which he disclaims beneficial ownership. Mr. Chavis' address is: 1113 Lindler Drive, West Columbia, SC.

(2) Includes 666 shares owned directly by H. D. Harrelson's wife and 4,000 shares held by Mr. Harrelson, as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which he disclaims beneficial ownership.

(3) Includes 26,333 shares owned directly by Mr. Kane's wife as to which he disclaims beneficial ownership.

(4) Includes 1,200 shares reserved for issuance to Mr. Menchinger pursuant to stock options that are currently exercisable.

(5) Includes 800 shares reserved for issuance to Mr. McLeod pursuant to stock options that are currently exercisable.

(6) Includes 4,500 shares reserved for issuance to Mr. Trewhella pursuant to stock options that are currently exercisable. Mr. Trewhella's address is: 319 Porth Circle, Lexington, SC.

(7) Includes 90,000 shares owned jointly by Harold Trewhella and his wife. Mr. Trewhella's address is: 1005 Owaissa Street, Negaunee, MI.

(8) Includes 40,013 shares of Common Stock owned by Julianne Anderson Trewhella, and her successors, as Trustee of the Julianne Anderson Trewhella Revocable Trust Agreement, dated August 3, 2000 as amended, and 999 shares of common stock held by Mr. Trewhella as custodian for his children under the South Carolina Uniform Gifts to Minors Act, as to which, in each case, he disclaims beneficial ownership. Mr. Trewhella's address is: 7907 Leabrook Road, Columbia, SC.

(9) Includes 200,000 shares of Common Stock owned directly by Mr. Trewhella's wife as to which he disclaims beneficial ownership. Mr. Trewhella's address is: 200 Southlake Drive, Columbia, SC.






                              ELECTION OF DIRECTORS

         The By-laws of the Company authorize a Board of Directors of up to ten members. Currently the Board of Directors has set the number of directors at nine and there are currently seven directors. Mr. Kane has resigned from the Board effective December 7, 2001 and Mr. James D. Harrelson, Jr. has resigned from the board effective December 18, 2001. One of these directors term expires as of this Annual Meeting, three of these directors have terms that expire at the Annual Meeting of Stockholders in 2003 and three of these directors have terms that expire at the Annual Meeting in 2004. Two directors are proposed to be elected at this Annual Meeting to fill the vacancies resulting from the one director whose term expires then and the one vacancy created by the resignation of Mr. Kane. The Board of Directors does not currently intend to fill the board seat formerly held by Mr. Harrelson. Two nominees have been nominated to hold office for three year terms to end in conjunction with the Annual Meeting to be held following the close of the Company's fiscal year ending August 31, 2004, or when their successors shall be duly elected and qualified.

         It is intended that votes will be cast, pursuant to authority granted in the enclosed proxy, for the election of each nominee with an asterisk before his name. The terms of the other directors listed have not yet expired. In the event that any one or more of the nominees shall unexpectedly become unavailable for election, the proxies will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board of Directors. The two candidates who receive the greatest number of votes cast at the Annual Meeting will be deemed elected, even though not receiving a majority of the votes cast.

                                                                    Current or
                                                                    Proposed
                                                   Director         Term
        Name and Age                                Since           Expires
    ---------------------------                    --------         -------

    Melvin L. Chavis - 57 (1)                      1989             2003

    Benjamin T. Hardesty - 73 (2)                  1982             2004

    H. D. Harrelson - 77 (3)                       1959             2004

    James D. Harrelson, Jr. - 50 (4)               1991             2005

*   George Husong - 69 (5)                         N/A              2005

    Harold M. Trewhella - 73 (6)                   1982             2003

    Raymond M. Trewhella - 66 (7)                  1960             2004

*   Stephen W. Trewhella - 74 (8)                  1959             2005

    Stephen W. Trewhella, Jr. - 42 (9)             2001             2003
-----------------------
*Nominee


MANAGEMENT RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

(1) Mr. Chavis joined the Company in November, 1982 as a Vice-President, Marketing in the Monofilament Division and became Vice-President and General Manager of the Monofilament Division in January, 1990.

(2) Mr. Hardesty has been a business consultant in Columbia, SC for more than the past five years.

(3) Mr. H. D. Harrelson has been retired for more than the past five years; formerly, until 1985, he was President and General Manager of Harrelson "T.J." Roofing and Supply Co., Inc., Columbia, SC, a roofing contractor.

(4) Mr. James D. Harrelson, Jr. has been President of Sumter Laundry & Cleaners, Sumter, SC for more than the past five years.

(5) Mr. Husong has been a diversified businessman in auto dealerships and real estate for more than the past five years.

(6) Mr. Harold M. Trewhella has owned and operated Trewhella Department Store in Palmer, MI for more than the past five years.

(7) Mr. Raymond M. Trewhella was President of the Company for more than the past five years. He was elected Chairman of the Board and Chief Executive Officer effective September 1, 2001.

(8) Mr. Stephen W. Trewhella was Chairman of the Board of the Company for more than the past five years. He retired as Chairman effective August 31, 2001 and remains a director.

(9) Mr. Stephen W. Trewhella, Jr. was Vice President and General Manager of the Glassmaster Controls Company for the past five years. He was elected President and Chief Operating Officer of Glassmaster Company effective September 1, 2001.





         Family relationships among directors are as follows: (1) Harold M. Trewhella, Stephen W. Trewhella and Raymond M. Trewhella are brothers; (2) James
D. Harrelson, Jr. is the nephew of H.D. Harrelson; and (3) Stephen W. Trewhella, Jr. is the son of Stephen W. Trewhella.

         The Company has standing Audit, Nominating, Compensation and Executive Committees. During the fiscal year ended August 31, 2001, these Committees were constituted as follows:

         The Audit Committee consisted of James F. Kane, Chairman, Benjamin T. Hardesty, and Harold M. Trewhella, all of whom were outside directors. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, discussion of the auditors' report with the Board of Directors, and the review of all related party transactions. The Audit Committee met twice during the last fiscal year.

         The Compensation Committee consisted of James F. Kane, Chairman, Benjamin T. Hardesty, and H.D. Harrelson, all of whom were outside directors. Its functions include the recommendation of compensation levels to the Board of Directors. The Compensation Committee met once during the last fiscal year.

         The Nominating Committee consisted of Stephen W. Trewhella, Chairman, James F. Kane, and H.D. Harrelson. The function of the Committee is to recommend to the Board nominees for election as directors. The Nominating Committee met once during the last fiscal year.

         The Executive Committee consisted of Stephen W. Trewhella, Chairman, H.D. Harrelson and Benjamin T. Hardesty. The function of the Committee is to act on items requiring Board approval between meetings.

         During the fiscal year ended August 31, 2001, there were four regular meetings of the Board of Directors. No director missed more than 25% of the total number of meetings and Committee meetings of which the director was a member.

                               EXECUTIVE OFFICERS

         In addition to those executive officers who are directors of the Company, the following persons also serve as executive officers. Both of these officers have been with the Company for more than the past five years.

                                                    Officer           Term
Name and Age                 Office                  Since           Expires
------------                 ------                ---------         -------

Neil A. McLeod, Jr. (63)     Vice-President          1988             2002
Steven R. Menchinger (42)    Treasurer,              1988             2002
                             Controller and
                             Secretary





                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth for the fiscal years ended August 31, 1999, 2000, and 2001, the cash compensation paid or accrued by the Company, as well as certain other compensation paid or accrued for those years, for services in all capacities to the Company's Chairman of the Board and to those executive officers whose salary and bonus earned for the fiscal year ended August 31, 2001, exceeded $100,000.00.

                                           SUMMARY COMPENSATION TABLE (1)

                                                                 Long Term
                                                                Compensation
                                        Annual Compensation        Awards
                                      ----------------------------------------------------
              (a)              (b)        (c)         (d)         (g)(2)         (i)(3)
           Name and                                                             All Other
      Principal Position      Year    Salary ($)   Bonus ($)    Options (#)   Compensation
      ------------------      ----    ----------   ---------    -----------   ------------
Stephen W. Trewhella -        2001     $ 95,388      $    0           0          $    0
Chairman of the Board         2000     $119,966      $    0           0          $    0
                              1999     $125,430      $    0           0          $    0

Raymond M. Trewhella -        2001     $107,159      $    0           0          $1,319
President and Director        2000     $122,476      $    0           0          $1,670
                              1999     $120,250      $    0           0          $1,636

Melvin L. Chavis -            2001     $104,010      $    0           0          $1,289
Vice President and Director   2000     $113,288      $    0           0          $1,663
                              1999     $110,639      $    0           0          $1,641


(1) Columns (e), (f) and (h) relating, respectively, to "Other Annual Compensation," "Restricted Stock Awards," and "LTIP Payouts" have been deleted because no compensation required to be reported in such columns was awarded to, earned by, or paid to any named executive during the periods covered by such columns.

(2) All information in this column relates to options because the Company has not granted any SARs.

(3) "All Other Compensation" information represents Company contributions to the Glassmaster Company Employee Retirement Savings Plan (the 401-k
         Plan).


OPTION EXERCISES AND HOLDINGS

         There were no options exercised by the executive officers listed in the Summary Compensation Table during the last fiscal year and the executive officers currently do not have any options.





COMPENSATION OF DIRECTORS

         All non-management directors receive $500 per board meeting attended. Effective with the April 2001 directors meeting, the board approved a plan to issue shares in the common stock of the company in lieu of cash payments for their board service. Shares will be issued to the directors based upon the book value per share as of the end of the fiscal quarter preceding the directors meeting attended in an amount that is equivalent to the $500 per meeting fee. Out of town directors are also reimbursed for actual costs of attending Board meetings, which are currently held on a quarterly basis. There are no additional amounts paid for committee participation or special assignments.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and certain officers and persons who own more than 10% of a registered class of the Company's equity securities to file within certain specified time periods reports of ownership and changes in ownership with the SEC. Such officers, directors and shareholders are required by SEC regulations to furnish the Company with copies of all such reports that they file. Based solely on a review of copies of reports filed with the SEC since September 1, 2000, and written representations by certain officers and directors, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis during the Company's fiscal year 2001.

                             AUDIT COMMITTEE REPORT

         The Board of Directors of the Company has not adopted a written charter for the Audit Committee. The composition of the Company's Audit Committee complies with the NASD rule for audit committees for small business issuers (which requires that the audit committee have at least two members, a majority of which are independent directors) since the Committee has three members and Messrs. Kane and Hardesty are independent directors under the applicable NASD rule. Mr. Harold Trewhella is not an independent director under the NASD rule since he is the brother of Stephen and Raymond Trewhella.

REPORT OF THE AUDIT COMMITTEE

         We have reviewed and discussed the audited financial statements for the fiscal year ended August 31, 2001 with the Company's management. We have also discussed with Brittingham, Dial & Jeffcoat the matters required to be discussed by SAS 61 and have received the written disclosures and the letter from Brittingham, Dial & Jeffcoat required by Independence Standards Board Standard No. 1 and have discussed with Brittingham, Dial & Jeffcoat its independence. Based on the above review and discussions, we recommend to the Board that the audited financial statements of the Company be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending August 31, 2001.

                               The Audit Committee

                               James F. Kane (Chairman)
                               Benjamin T. Hardesty
                               Harold M. Trewhella




                            RATIFICATION OF AUDITORS

         The Board of Directors, on the recommendation of the Audit Committee has, subject to ratification by the stockholders, appointed the firm of Brittingham, Dial & Jeffcoat, CPA's ("Brittingham") to audit the accounts of the Company for the fiscal year ending August 31, 2002. Ratification will require the approval of a majority of the votes cast.

         A representative of Brittingham is expected to be present at the annual meeting and will have the opportunity to make a statement if he desires to do so, and such representative is expected to be available to respond to appropriate questions.

         MANAGEMENT RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BRITTINGHAM TO AUDIT THE ACCOUNTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING AUGUST 31, 2002.

                            PROPOSALS OF STOCKHOLDERS

         Any proposal which a stockholder wishes to present for action at the next Annual Meeting of the stockholders of the Company must be received in writing at the Company's principal executive offices no later than August 31, 2002, to be considered for inclusion in the Company's Proxy Statement and form of proxy for that Annual Meeting. If a proposal intended to be presented by a shareholder at the next Annual Meeting, for which the shareholder does not seek inclusion in the Company's Proxy Statement and form of Proxy for that meeting, is not received by the Company by November 14, 2002, then the management proxies appointed in the enclosed Proxy will be allowed to use their discretionary voting authority with respect to the proposal.




                                  OTHER MATTERS

         Management knows of no other business which will be presented for consideration which will require a vote by the stockholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                         By Order of the Board of Directors


                                         Steven R. Menchinger
                                         Secretary


Lexington, South Carolina

December 28, 2001

                                                                      APPENDIX A

                                      PROXY


TO:  The Secretary of
                               GLASSMASTER COMPANY
                                  P.O. BOX 788
                         LEXINGTON, SOUTH CAROLINA 29071



         I do hereby constitute and appoint Steven R. Menchinger and Raymond M. Trewhella, or either of them (the "Proxies"), to be my lawful attorney, substitute and proxy for me in my name to vote at the Annual Meeting of Stockholders of Glassmaster Company (the "Company") to be held at the principal executive offices of the Company, 126 Glassmaster Road, Lexington, South Carolina, on Friday, January 18, 2002, at 10:00 a.m. Eastern Standard Time, and at any adjournment thereof, for the following purposes.

         Item 1. To elect the following as Directors to the terms set forth:
Stephen W. Trewhella (2005), and George Husong (2005).

              _______For all Nominees
              _______Against all Nominees

              Withhold as to_____________________________________________
              Withhold as to_____________________________________________

(TO WITHHOLD AUTHORITY AS TO ANY NOMINEE(S), WRITE NAME(S) ON LINE(S) PROVIDED)

         Item 2. To ratify the appointment of Brittingham, Dial & Jeffcoat as independent auditors for the Company's fiscal year ending August 31, 2002.

              _____ For      _____ Against      _____ Abstain

         Item 3. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

         I hereby revoke any proxy or proxies heretofore given by me to any person or persons whatsoever. Shares represented by this proxy will be voted in accordance with the specifications so made. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS CONTAINED IN ITEMS 1 AND 2, AND IN THE DISCRETION OF THE PROXIES AS TO ANY MATTER ARISING PURSUANT TO ITEM 3.

Date__________________ _________________________________________________________
                                               Signature





   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY